                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Age of 1934

Filed by the Registrant  /X/

Filed by a Party other than the Registrant   / /

Check the appropriate box:

/ /     Preliminary Proxy Statement

/ /     Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(6)(2)

/X/     Definitive Proxy Statement

/ /     Definitive Additional Materials

/ /     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12


                                VAIL BANKS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/     No fee required.

/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1)(4) and
        0-11.

        (1) Title of each class of securities to which transaction applies:

            ------------------------------------------------------------------
        (2) Aggregate number of class of securities to which transaction applies:

            ------------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:

            ------------------------------------------------------------------
        2)  Form, Schedule or Registration Statement No.:

            ------------------------------------------------------------------
        3)  Filing Party:

            ------------------------------------------------------------------
        4)  Date Filed:

            ------------------------------------------------------------------

                                VAIL BANKS, INC.

                      108 South Frontage Road West, No. 101
                                 Vail, CO 81657
                                  970-476-2002
                             970-476-0200/Facsimile






April 19, 1999


Dear Stockholder:

     It is my pleasure to invite you to attend the 1999 Annual Meeting of Stockholders of Vail Banks, Inc. which will be held Tuesday, May 18, 1999 at 10:00 a.m. at the Sonnenalp Resort of Vail at 82 East Meadow Drive, Vail, Colorado. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the items of business that will be discussed during the meeting. A copy of the Company's Form 10-KSB, which contains audited financial statements and certain other information about the Company's business, is also enclosed.

     TO BE SURE THAT YOUR VOTE IS COUNTED, WE URGE YOU TO CAREFULLY REVIEW THE PROXY STATEMENT AND VOTE YOUR CHOICES ON THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. If you wish to attend the meeting, any ballot that you submit at the meeting will supersede your proxy.

     On behalf of the management, employees and directors of Vail Banks, Inc., I want to thank you for your continued support.



                                        Sincerely,



                                        Lisa M. Dillon,
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                VAIL BANKS, INC.
                          108 SOUTH FRONTAGE ROAD WEST
                              VAIL, COLORADO 81657


               ---------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
               ---------------------------------------------------

                           TO BE HELD ON MAY 18, 1999


     The annual meeting of stockholders of Vail Banks, Inc. ("Vail Banks") will be held on Tuesday, May 18, 1999 at 10:00 a.m. at the Sonnenalp Resort of Vail at 82 East Meadow Drive, Vail, Colorado, for the purposes of considering and voting upon:

     1.   The election of five directors whose terms will expire in 2002; and

     2. Such other matters as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 1, 1999 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

     A Proxy Statement and a Proxy solicited by the Board of Directors are enclosed herewith. Please sign, date and return the Proxy promptly in the enclosed business reply envelope. If you attend the meeting you may, if you wish, withdraw your Proxy and vote in person.

                                   By Order of the Board of Directors,



                                   Lisa M. Dillon,
                                   PRESIDENT AND CHIEF EXECUTIVE OFFICER

April 19, 1999


          PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY.

                                VAIL BANKS, INC.

                          108 SOUTH FRONTAGE ROAD WEST
                              VAIL, COLORADO 81657

                              ---------------------

                                 PROXY STATEMENT

                              ---------------------

     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Vail Banks, Inc. ("Vail Banks") for use at the Annual Meeting of Stockholders ("Annual Meeting") of Vail Banks to be held on May 18, 1999, and any adjournment thereof, for the purposes set forth in the accompanying notice of the meeting. The expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be paid by Vail Banks. Copies of solicitation materials may be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to beneficial owners of shares of Vail Banks' Common Stock, and normal handling charges may be paid for such forwarding services. In addition to solicitations by mail, directors and regular employees of Vail Banks may solicit Proxies in person or by telephone. It is anticipated that this Proxy Statement and the accompanying Proxy will first be mailed to stockholders on April 19, 1999.

     The record of stockholders entitled to vote at the Annual Meeting was taken as of the close of business on April 1, 1999. On that date, Vail Banks had outstanding and entitled to vote 6,040,608 shares of common stock, par value $1.00 per share (the "Common Stock"). Holders of Common Stock are entitled to one vote per share on all matters voted on by stockholders, including elections of directors.

     Any Proxy given pursuant to this solicitation may be revoked by any stockholder who attends the meeting and gives oral notice of his or her election to vote in person, without compliance with any other formalities. In addition, any Proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering an instrument revoking it or a duly executed Proxy bearing a later date to the Secretary of Vail Banks. If the Proxy is properly completed and returned by the stockholder and is not revoked, it will be voted at the meeting in the manner specified thereon. If the Proxy is returned but no choice is specified thereon, it will be voted for all the persons named below under the caption "Information About Nominees For Director."

     A copy of the Vail Banks' 1998 Annual Report to stockholders (including the Vail Banks' Annual Report on Form 10-KSB) is being furnished herewith to each stockholder of record as of the close of business on April 1, 1999. Additional copies of the 1998 Annual Report to stockholders will be provided free of charge upon written request to:

                                 LISA M. DILLON
                                VAIL BANKS, INC.
                          108 SOUTH FRONTAGE ROAD WEST
                              VAIL, COLORADO 81657


     If the person requesting the Annual Report was not a stockholder of record on April 1, 1999, the record date, the request must include a representation that the person was a beneficial owner of Common Stock on that date. Copies of any exhibits to Vail Banks' Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998 will also be furnished on request and upon payment of Vail Banks' expenses in furnishing the exhibits.

                       BENEFICIAL OWNERSHIP OF SECURITIES

     THE TABLE BELOW SETS FORTH CERTAIN INFORMATION REGARDING THE BENEFICIAL OWNERSHIP OF THE COMMON STOCK, AS OF FEBRUARY 17, 1999 BY (1) EACH PERSON KNOWN TO VAIL BANKS TO BE THE BENEFICIAL OWNER OF MORE THAN 5% OF THE OUTSTANDING SHARES OF COMMON STOCK; (2) EACH DIRECTOR OF VAIL BANKS; (3) EACH NAMED EXECUTIVE OFFICER; AND (4) ALL DIRECTORS AND EXECUTIVE OFFICERS OF VAIL BANKS AS A GROUP. UNLESS OTHERWISE INDICATED, EACH OF THE STOCKHOLDERS LISTED BELOW HAS SOLE VOTING AND INVESTMENT POWER WITH RESPECT TO THE SHARES BENEFICIALLY OWNED.

                                                          SHARES BENEFICIALLY
                                                          -------------------
                                                                OWNED(1)
                                                                --------
BENEFICIAL OWNER                                         NUMBER       PERCENT
----------------                                       ----------     -------
E.B. Chester, Jr.(2)(3)............................... 1,222,227       20.14%
KAY H. CHESTER(3)(4).................................. 1,222,227       20.14%
BYRON A. ROSE(5)...................................... 268,075         4.44%
DONALD L. VANDERHOOF(6)............................... 186,610         3.09%
JAMES M. GRIFFIN(7)................................... 127,822         2.12%
LISA M. DILLON(8)..................................... 104,946         1.73%
JAMES C. ALLEN(9)..................................... 95,840          1.59%
MARTIN T. HART(10).................................... 80,840          1.34%
GARNER F. HILL, II.................................... 54,500             *
KENT MYERS(11)........................................ 17,170             *
S. DAVID GORSUCH(12).................................. 12,982             *
JAMES G. FLAUM(13).................................... 10,776             *
ROBERT L. KNOUS, JR.(14).............................. 10,210             *
E. WILLIAM WILTO(15).................................. 3,182              *
DENNIS R. DEVOR....................................... 1,000              *
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP
(16 PERSONS).......................................... 2,196,180       35.98%

*    DENOTES LESS THAN 1%

(1)  BASED ON 6,040,608 SHARES OUTSTANDING ON FEBRUARY 17, 1999.

(2) INCLUDES (i) 432,877 SHARES OWNED BY MR. CHESTER'S WIFE, KAY H. CHESTER, AS TO WHICH HE DISCLAIMS BENEFICIAL OWNERSHIP, AND (ii) CURRENTLY EXERCISABLE OPTIONS FOR 28,250 SHARES.

(3) MR. AND MRS. CHESTER'S ADDRESS IS CARE OF VAIL BANKS, INC., 108 SOUTH FRONTAGE ROAD WEST, SUITE 101, VAIL, COLORADO 81657.

(4) INCLUDES (i) 789,350 SHARES BENEFICIALLY OWNED BY MRS. CHESTER'S HUSBAND, E.B. CHESTER, JR., AS TO WHICH SHE DISCLAIMS BENEFICIAL OWNERSHIP, AND (ii) CURRENTLY EXERCISABLE OPTIONS FOR 1,250 SHARES.

(5)  INCLUDES CURRENTLY EXERCISABLE OPTIONS FOR 1,250 SHARES.

(6) INCLUDES 25,570 SHARES OWNED BY MR. VANDERHOOF'S WIFE, EDDIE VANDERHOOF, AS TO WHICH HE DISCLAIMS BENEFICIAL OWNERSHIP.

(7)  INCLUDES CURRENTLY EXERCISABLE OPTIONS FOR 1,250 SHARES.

(8)  INCLUDES CURRENTLY EXERCISABLE OPTIONS FOR 21,750 SHARES.

(9) INCLUDES (i) CURRENTLY EXERCISABLE OPTIONS FOR 1,250 SHARES AND (ii) 15,000 SHARES OWNED BY MR. ALLEN'S WIFE, BARBARA A. ALLEN, AS TO WHICH HE DISCLAIMS BENEFICIAL OWNERSHIP.

(10) INCLUDES CURRENTLY EXERCISABLE OPTIONS FOR 1,250 SHARES.

(11) INCLUDES CURRENTLY EXERCISABLE OPTIONS FOR 1,250 SHARES AND 1,500 SHARES HELD BY MR. MYERS AS CUSTODIAN FOR HIS DAUGHTER, ALLISON MYERS, AND 1,500 SHARES HELD BY MR. MYERS AS CUSTODIAN FOR HIS SON, BRAD MYERS.

(12) INCLUDES CURRENTLY EXERCISABLE OPTIONS FOR 1,250 SHARES.

(13) INCLUDES CURRENTLY EXERCISABLE OPTIONS FOR 1,250 SHARES AND 4,260 SHARES OWNED JOINTLY WITH MR. FLAUM'S WIFE, RONNA J. FLAUM.

(14) INCLUDES CURRENTLY EXERCISABLE OPTIONS FOR 1,250 SHARES.

(15) INCLUDES CURRENTLY EXERCISABLE OPTIONS FOR 1,250 SHARES.

                      NOMINATION AND ELECTION OF DIRECTORS

     The Amended and Restated Articles of Incorporation of Vail Banks provide that the Board of Directors shall consist of not less than ten but no more than eighteen directors. Currently, there are 15 directors, 11 of whom are independent directors. Upon the initial public offering, the Board of Directors was divided into three classes of directors serving staggered three-year terms:
Five directors are to be elected at the annual meeting for a three-year term expiring at the annual meeting, if there is one, in 2002 and until his or her successor is elected and qualified. The Board has nominated Kay H. Chester, James G. Flaum, Robert L. Knous, Byron A. Rose and Donald L. Vanderhoof, constituting Class 1, for re-election to a three-year term. After the re-election at the meeting, the Company will have fifteen directors, including the 10 directors whose present terms currently extend beyond the meeting. Information on the nominees and the continuing directors is set forth below.

     Each Proxy executed and returned by a stockholder will be voted as specified thereon by the stockholder. If no specification is made, the Proxy will be voted for the re-election of the nominees. In the event that any nominee withdraws or for any reason is not able to serve as a director, the Proxy will be voted for such other person as may be designated by the Board of Directors as a substitute nominee, but in no event will the Proxy be voted for more than five nominees. Management of the Company has no reason to believe that the nominees will not serve if elected.

     Directors are elected by a plurality of the votes cast by the holders of the shares entitled to vote in an election at a meeting at which a quorum is present. A majority of the votes entitled to be cast on a matter by a class of stock which votes as a separate class "a voting group" constitutes a quorum. An abstention and a broker non-vote would be included in determining whether a quorum is present at a meeting, but would not have an effect on the outcome of a vote.

        INFORMATION ABOUT NOMINEES FOR DIRECTOR AND CONTINUING DIRECTORS

     The following information as of March 1, 1999 has been furnished by the nominees for director and the continuing directors. Except as otherwise indicated, the nominees and the continuing directors have been or were engaged in their present or last principal employment, in the same or a similar position, for more than five years.


NAME                   (AGE)      INFORMATION  ABOUT  THE  NOMINEE  AND  THE  CONTINUING DIRECTORS

NOMINEES FOR DIRECTOR WHOSE TERM WILL EXPIRE IN 2002
Kay H. Chester           (52)      Mrs. Chester has been a director of Vail
                                   Banks since 1993 and a director of WestStar Bank
                                   ("WestStar") since 1992. She has been active in
                                   investing since 1989.

James G. Flaum           (54)      Mr. Flaum has been a director of Vail Banks and
                                   WestStar since 1996.  Mr. Flaum has been the President
                                   of Slifer, Smith & Frampton/Vail Associates Real
                                   Estate, a real estate firm, since 1997.  He started his
                                   career with Slifer, Smith & Frampton/Vail Associates
                                   Real Estate in 1987.

Robert  L. Knous, Jr.    (51)      Mr. Knous has been a director of Vail Banks and
                                   WestStar since 1997.  He is the Managing Partner of
                                   East West Partners of Summit County, a real estate
                                   development company, where he has worked since 1993.

Byron A. Rose            (57)      Mr. Rose has been a director of Vail Banks since 1993
                                   and a director of WestStar since 1989.  Mr. Rose, who
                                   retired in 1987, served as a Managing Director of
                                   Morgan Stanley & Co. from 1978 to 1987.

Donald  L. Vanderhoof    (67)      Mr. Vanderhoof has served as a director of Vail Banks
                                   since August 1998.  He was formerly the Chairman of
                                   Glenwood Independent Bank, where he had been employed
                                   since 1956.

DIRECTORS WHOSE TERMS EXPIRE IN 2001

E.B. Chester, Jr.        (56)      Mr. Chester, who formed Vail Banks through a series of
                                   acquisitions, has served as Chairman of the Board of
                                   Directors of Vail Banks since 1993 and the Chairman of
                                   the Board of Directors of WestStar since 1989. Mr.
                                   Chester is also currently on the executive committee of
                                   Vail Valley Jet Center, a business involved in private
                                   and commercial aviation, and Manager of King Creek Ranch
                                   LLC, a ranching business. From 1986 to 1997, Mr. Chester
                                   served as the Chief Executive Officer of First Carolina
                                   Cable TV, LP, a cable television company, and from 1987
                                   to 1997 served as the Chief Executive Officer of the
                                   corporate general partner of Outdoor East, LP, an
                                   outdoor advertising firm.

S. David Gorsuch         (60)      Mr. Gorsuch has been a director of Vail Banks since
                                   1993 and has been a director of WestStar since 1977.
                                   Mr. Gorsuch is the President of Gorsuch Ltd., a retail
                                   clothing and ski equipment business.

James M. Griffin         (52)      Mr. Griffin has been a director of Vail Banks since
                                   1993.  Mr. Griffin was employed by the Estee Lauder
                                   Companies beginning in 1979.  Before leaving the
                                   company in 1996, he served as Executive Vice President
                                   and Chief

                                   Operating Officer of Lauder Investments Inc.,
                                   an investment company affiliated with the Estee Lauder
                                   Companies.  Mr. Griffin also served as Senior Vice
                                   President and Chief Operating Officer of First Spring
                                   Corporation during 1996.  Since 1996 he has been an
                                   independent investor.

Martin T. Hart           (63)      Mr. Hart has been a director of Vail Banks since 1997.
                                   Since 1969, Mr. Hart has been an independent investor.
                                   Mr. Hart is also a director of T. Netix, PJ America,
                                   MassMutual Corporate Investors, MassMutual
                                   Participation Investors, Schuler Homes, Inc., Optical
                                   Securities Corp., and Pacific National Financial Group.

Garner F. Hill, II        (60)     Mr. Hill became a director of Vail Banks in January
                                   1999, following the consummation of the merger with
                                   Telluride.  Mr. Hill is currently a self-employed
                                   investor and the Vice President of Ferris Corporation,
                                   a company involved in real estate.  Mr. Hill served as
                                   the Chairman of the Board of Telluride and the Bank of
                                   Telluride from 1988 through 1999 and served as the
                                   Chairman of the Board of Western Colorado Bank from
                                   1991 through 1999.


DIRECTORS WHOSE TERMS EXPIRE IN 2000
James C. Allen           (63)      Mr. Allen has been a director of Vail Banks since 1997.
                                   Mr. Allen, a retired industrialist and investor, was
                                   Chairman of the Board of Directors and Chief Executive
                                   Officer of Falcon Manufacturing Inc., a building
                                   insulation manufacturer, from 1962 to 1997.

Dennis R. Devor          (48)      Mr. Devor became a director in February 1999, following
                                   the consummation of the merger with Telluride Bancorp,
                                   Ltd. ("Telluride").  Mr. Devor is an attorney in
                                   Montrose, Colorado and has previously served on other
                                   bank boards.

Lisa M. Dillon           (45)      Ms. Dillon has served as the President and Chief
                                   Executive Officer and director of Vail Banks since
                                   1993.  Ms. Dillon, who started her career with WestStar
                                   in 1979, also has served as President and Chief
                                   Executive Officer of WestStar since 1989.

Kent Myers               (49)      Mr. Myers has been a director of Vail Banks
                                   and WestStar since 1997. Mr. Myers is Managing Partner
                                   of The Klein Group LLC, a local mortgage bank. He
                                   previously served as Senior Vice President and Chief
                                   Operating Officer of Vail Resorts, a resort management
                                   company, where he worked from 1988 to 1997.

E. William Wilto         (52)      Mr. Wilto has been a director of Vail
                                   Banks since 1993 and a director of WestStar since 1985.
                                   He is a realtor and has owned RE/MAX Vail, Inc., a real
                                   estate firm, since 1991.

     Mr. and Mrs. Chester are husband and wife, and Mr. and Ms. Dillon are brother and sister.

                               EXECUTIVE COMPENSATION

                             SUMMARY COMPENSATION TABLE



                                                         ANNUAL COMPENSATION                 LONG-TERM COMPENSATION
                                               --------------------------------------     ---------------------------
                                                                                          SECURITIES
                                               SALARY AND                  ALL OTHER      UNDERLYING
                                               DIRECTORS                     ANNUAL        OPTIONS/       ALL OTHER
NAME AND PRINCIPAL POSITION             YEAR     FEES         BONUS       COMPENSATION        SAR        COMPENSATION
---------------------------            ------  --------     ----------    ------------     ----------    ------------
E.B. Chester, Jr.,                     1998    $150,700           0             *           113,000         $2,876(3)
   Chairman                            1997     123,700     $30,000(1)    $10,770(2)          N/A            2,972

Lisa M. Dillon,                        1998     140,900           0             *            87,000           2,740(3)
   President and Chief Executive       1997     121,700      30,000       $10,770(2)          N/A             2,078
   Officer

* Does not meet the Securities and Exchange Commission's threshold for disclosure.

(1)  Reflects fair market value at time of award of stock awarded as a bonus.

(2)  Reflects cash paid for the payment of taxes.

(3) Reflects 401(k) matching contributions ($1,955 for Mr. Chester and $1,869 for Ms. Dillon) and term life insurance premiums ($921 for Mr. Chester and $871 for Ms. Dillon).

     The following options were granted to the Named Executive Officers during 1998.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR


                                        NUMBER OF                  PERCENT OF TOTAL
                                  SECURITIES UNDERLYING         OPTIONS/SARS GRANTED TO     EXERCISE     EXPIRATION
NAME                             OPTIONS/SARS GRANTED(1)       EMPLOYEES IN FISCAL YEAR       PRICE         DATE
----                             -----------------------       ------------------------     --------     ----------
E.B. Chester, Jr.                         66,148                          25%                 $9.391        2003
                                          46,852                          17%                 $8.537        2008
Lisa M. Dillon                            87,000                          32%                 $8.537        2008

(1)  The options vest in 25% increments annually, commencing on January 1, 1999.

     No  options were exercised during 1998.

     The following chart shows the value of unexercised options held by the Named Executive Officers:

                            FY-END OPTIONS/SAR VALUES

                                        NUMBER OF SECURITIES UNDERLYING         VALUE OF UNEXERCISED IN-THE-MONEY
                                      UNEXERCISED OPTIONS/SARS AT FY-END              OPTIONS/SARS AT FY-END
                                          (EXERCISABLE/UNEXERCISABLE)             (EXERCISABLE/UNEXERCISABLE)(1)
                                      ----------------------------------        ---------------------------------
E.B. Chester, Jr.                                   0/66,148                                 0/$184,983

                                                    0/46,852                                 0/$171,033

Lisa M. Dillon                                      0/87,000                                 0/$317,593



(1) Based on the closing sale price of the Common Stock on The Nasdaq Stock Market on December 31, 1998 - $12 3/16.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On December 1, 1997, VNB Building Corp. ("VNB"), owned by E.B. Chester, Jr., Chairman of Vail Banks, and Byron A. Rose, a principal stockholder of Vail Banks, merged into Vail Banks. As a result of the merger, Vail Banks acquired the building and property of the main office of WestStar and a 53% interest in the building and property of the Avon retail office. As consideration in the merger, Vail Banks issued shares of its Series A Preferred Stock to Messrs. Chester and Rose. Upon consummation of the Offering, Messrs. Chester's and Rose's shares of Series A Preferred Stock were converted into 274,060 and 68,516 shares of Common Stock, respectively, and dividends of $394,127 and $98,532 were paid to Messrs. Chester and Rose, respectively.

     In July 1997, Lisa M. Dillon, President and Chief Executive Officer of Vail Banks and WestStar, entered into an Agreement of Limited Partnership which formed VBI Employee Limited Partnership ("VBILP") and was designated general partner, with James G. Flaum, a director, and several other employees of WestStar as limited partners. VBILP acquired from E.B. Chester, Jr. 181,543 shares of Common Stock in consideration for VBILP's promissory note dated July 8, 1997 (the "Promissory Note"). The Promissory Note, in the principal amount of $1.275 million, bore interest at a floating rate equal to the U.S. Bank reference rate plus 0.125%. Accrued interest on the Promissory Note was payable by the employee general and limited partners of VBILP to Mr. Chester quarterly, and the principal on the Promissory Note was repaid in December 1998 with the proceeds of the sale of 120,000 shares of Common Stock in the Offering. VBILP granted to Mr. Chester a proxy to vote Common Stock owned by VBILP until the Promissory Note in favor of Mr. Chester was paid in full.

     Vail Banks entered into an agreement with Dillon Schramm Associates Ltd. ("DSAL"), pursuant to which DSAL rendered certain consulting services in connection with the Offering, the Telluride Merger and certain other matters. Joseph S. Dillon, was an associate of DSAL. On June 25, 1998, Mr. Dillon was elected by the Board of Directors as Senior Executive Vice President and Chief Financial Officer of Vail Banks. As of October 21, 1998, Mr. Dillon commenced receiving a salary in connection with his position. Vail Banks paid DSAL an aggregate fee of $307,200 as compensation for its services, a portion of which was paid by DSAL to Mr. Dillon.

     In July 1998, pursuant to a private offering of 204,540 shares of Common Stock at $10.00 per share, primarily to existing stockholders, Vial Banks sold an aggregate of 81,780 shares of Common Stock to 12 executive officers and directors of Vail Banks. The purpose of the offering was to raise capital to maintain

Vail Banks' capital ratios at the well capitalized level after the merger with Independent Bancshares, Inc. (the "Independent Merger").

     Pursuant to the Independent Merger consummated on July 31, 1998, Vail Banks issued 161,040 shares of Common Stock to Donald Vanderhoof, a director of Vail Banks, who owned approximately 48% of Independent.

     Pursuant to the merger with Telluride Bancorp, Ltd., consummated on December 15, 1989, Vail Banks issued 54,505 shares of Common Stock and paid approximately $768,000 cash to Garner F. Hill II, a director of Vail Banks, who beneficially owned approximately 6% of Telluride.

     On December 31, 1998, VBILP was dissolved. Lisa M. Dillon, President and Chief Executive Officer of Vail Banks, received 35,594 shares of Common Stock in consideration for her interest in VBILP, and James Flaum, a director of Vail Banks, received 5,266 shares of Common Stock in consideration for his interest in VBILP.

     Vail Banks and its bank subsidiaries have had, and expect to have in the future, banking transactions in the ordinary course of business with, directors and officers of Vail Banks and its bank subsidiaries and their associates, including corporations in which such officers or directors are stockholders, directors and/or officers, on the same terms (including interest rates and collateral) as then prevailing at the time for comparable transactions with other persons. Such transactions have not involved more than the normal risk of collectibility or presented other unfavorable features.


                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Vail Banks Board of Directors held five meetings during 1998. All of the directors attended at least seventy-five percent (75%) of the meetings of the Board and committees of the Board on which they sat that were held during their tenure as directors.

     Vail Banks' Board of Directors has established three committees, an Audit Committee, a Compensation Committee and an Executive Committee.

     The Audit Committee presently consists of four directors, E.B. Chester, Martin Hart, Byron Rose and William Wilto, of which three are independent directors. The Audit Committee is responsible for reviewing and monitoring Vail Banks' financial reports and accounting practices. The Audit Committee is also responsible for reviewing related party transactions and potential conflicts of interest involving officers, directors, employees or affiliates of Vail Banks. The Audit Committee held one meeting during 1998.

     The Compensation Committee presently consists of five directors, E.B. Chester, Lisa M. Dillon, James Allen, David Gorsuch, and Robert Knous, Jr., of whom three are independent directors. The Compensation Committee is responsible for determining the compensation of Vail Banks' executive officers. The Compensation Committee is also authorized to administer Vail Banks' Stock Incentive Plan. The Compensation Committee held two meetings during 1998.

     The Executive Committee presently consists of three directors, E.B. Chester, Lisa M. Dillon, and Byron Rose, of whom one is an independent director. The Executive Committee is authorized to consider any matter that may be brought before a meeting of the full Board of Directors, subject to restrictions under Colorado law. The Executive Committee held no meetings during 1998.

                              DIRECTOR COMPENSATION

     Each member of the Board of Directors is paid a $2,500 annual retainer, $200 per board meeting at which such member is in attendance, and each member, other than Mr. Chester and Ms. Dillon, receive $100 per committee meeting at which such member is in attendance. On April 21, 1998, options for 5,000 shares of Common Stock, of which a quarter become exercisable on January 1 of each year until 2002, were granted to James C. Allen, James G. Flaum, S. David Gorsuch, James M. Griffin, Martin T. Hart, Kent Myers, Byron A. Rose and E. William Wilto, all of the outside directors at such time.

                 INFORMATION CONCERNING VAIL BANKS' ACCOUNTANTS

     On January 15, 1999, the Audit Committee of the Board of Directors of Vail Banks, Inc. (the "Company") approved the dismissal of Fortner Bayens Levkulich & Co., P.C. and the hiring of KPMG LLP. The decision to dismiss Fortner Bayens Levkulich & Co., P.C. by the Audit Committee was based on the need to hire a larger accounting firm to meet the Company's needs since its initial public offering in December, 1998.

     The reports of Fortner, Bayens, Levkulich & Co., P.C. on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1996 and December 31, 1997, and in the subsequent interim period, there were no disagreements with Fortner, Bayens, Levkulich & Co., P.C. on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Fortner, Bayens, Levkulich & Co., P.C., would have caused Fortner, Bayens, Levkulich & Co., P.C. to make reference to the matter in their report.

     During the two most recent fiscal years of the Company and through January 15, 1999, the Company did not consult with KPMG LLP on matters (i) regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements, or
(ii) which concerned the subject matter of a disagreement or event identified in response to paragraph (a) (1) (iv) of Item 304 of Regulation S-B with the former auditor.

     Representatives of KPMG LLP are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

     Any proposals by stockholders intended for presentation at the 2000 annual meeting must be received by Vail Banks at its principal executive offices, attention of the Secretary, no later than December 20, 1999, in order to be included in the proxy material for that meeting. Vail Banks must be notified of any other stockholder proposal intended to be presented for action at the meeting not later than 45 days before the Vail Banks 2000 annual meeting, or else proxies may be voted on such proposal at the discretion of the person or persons holding those proxies.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, each executive officer, director and beneficial owner of 10% or more of Vail Banks' Common Stock is required to file certain forms with the

Securities and Exchange Commission ("SEC"). A report of beneficial ownership of Vail Banks' Common Stock on Form 3 is due at the time such person becomes subject to the reporting requirement and a report on Form 4 or 5 must be filed to reflect changes in beneficial ownership occurring thereafter. The Form 3s for Lisa M. Dillon, Robert L. Knous, Kent Myers, Byron A. Rose, Donald L. Vanderhoof and E. William Wilto were electronically filed with the SEC five minutes after the 5:30 p.m. deadline due to technical difficulties.

                 OTHER MATTERS THAT MAY COME BEFORE THE MEETING

     Management of Vail Banks knows of no matters other than those stated above that are to be brought before the meeting. If any other matters should be presented for consideration and voting, however, it is the intention of the persons named as proxies in the enclosed Proxy to vote in accordance with their judgment as to what is in the best interest of Vail Banks.


                                           By Order of the Board of Directors,



                                           Lisa M. Dillon
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                  COMMON STOCK
                              OF VAIL BANKS, INC.

                    THIS PROXY IS SOLICITED BY THE BOARD OF
             DIRECTORS FOR THE 1999 ANNUAL MEETING OF STOCKHOLDERS.

    This undersigned hereby appoints E.B. Chester, Jr. or Lisa M. Dillon the proxy of the undersigned to vote the Common Stock of the undersigned at the Annual Meeting of Stockholders of VAIL BANKS, INC. to be held on May 18, 1999, and any adjournment thereof.

1.   / /  FOR all nominees for director listed below     / / WITHHOLD AUTHORITY
              (except as indicated to the contrary):        to vote for all nominees listed hereon.
                 Kay H. Chester
                 James G. Flaum
                 Robert L. Knous, Jr.
                 Byron A. Rose
                 Donald L. Vanderhoof

 (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
                THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW)

--------------------------------------------------------------------------------

2. In accordance with their best judgment with respect to any other matters that may properly come before the meeting.

                          (CONTINUED ON REVERSE SIDE)

THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" THE ELECTION AS DIRECTORS OF THE PERSONS NAMED IN THE PROXY AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.
                                              __________________________________

                                              Please sign this Proxy exactly as
                                              name appears on the Proxy.

                                              Note: When signing as an attorney,
                                              trustee, administrator or
                                              guardian, please give your title
                                              as such. In the case of joint
                                              tenants, each joint owner must
                                              sign.
                                              Date: ____________________________